                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 1998


       WICKLUND HOLDING COMPANY - Small business issuer under Rule 12b-2
             (Exact name of registrant as specified in its charter)

Delaware                            0-10299
(State or other jurisdiction        Commission File Number      73-1029950
of incorporation or organization)                            (I.R.S. Employer
                                                           Identification No.)

                                117 West Hampton
                           Lexington, Kentucky 40511
                   (Address of principal executive officers)

                   2029 Buck Lane, Lexington, Kentucky 40511
         (Former name or former address, if changed since last report)

Registrant's telephone number, including area code: 606-388-9116

                            WICKLUND HOLDING COMPANY
                            ------------------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On October 15, 1998, Wicklund Holding Company ("WHC") acquired all of the outstanding capital stock of Laser Engineering, Inc., a Florida corporation ("Laser"), based in Pompano Beach, Florida. Laser is a construction-contractor in the business of real estate site development. The purchase price was $200,000 in cash, paid in the form of WHC's promissory note payable 3 months from the completion of a new line of credit for approximately $1,400,000 which shall be applied for in the near future, without interest, and a $300,000 cash bonus, both of which are to be paid over time, plus 1,960,784 shares of WHC common stock prior to a contemplated .1448 for 1 reverse split therefor, which will be 283,922 shares after the reverse split. Laser's principal construction assets consist largely of heavy equipment.

     The assets were acquired from Gary G. Bal and his wife, Debra A. Bal, Laser's past president. Mr. Bal will remain on staff as Laser's Vice President, Secretary and Treasurer. James N. Turek succeeded Mr. Bal, who has become Vice President of WHC.

     For its most recent fiscal year ended on September 30, 1998, Laser's annual revenue was approximately $18,430,000 and its net income was approximately $300,000 on an unadutied basis.

     In addition to its own sales, Laser's activities are expected to generate sales of WHC related plastics products throughout the southeastern United States.

     On November 1, 1998, WHC's board of directors concluded that any further attempts to enforce its agreement to acquire Lexington Plastics Corporation by International Plastics Corporation, a subsidiary of WHC, reported on WHC's Form 8 K for July, 1997 should be discontinued and cancelled. This follows action by shareholders of Lexington Plastics Corporation to reject the acquisition on or about a year ago.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Erik G. Wicklund has resigned temporarily from WHC's board of directors on May 15, 1998, on the understanding that he will be reelected thereto when WHC completes a substantial bank refinancing, along with other individuals expected to be elected at that time, including Gary G. Bal, Frederick K. Hoops and Dr. John Tapp. It is anticipated that the refinancing will be completed within the next week or two.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)(1) Filing of required financial statements for Laser is impracticable at this time and will be filed by the 60th day following the filing hereof. Financial information currently available is filed herewith.

     (c)  Exhibits
          Description of Exhibits under Item 7 (h)

     (h)  (2)  Plan of Acquisition of Laser
          (17) Letter re temporary Director Resignation of Erik G. Wicklund

                                    SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WICKLUND HOLDING COMPANY
                              Registrant

Date November 11, 1998    By:   /s/ James N. Turek
     -----------------          ------------------
                              Name:      James  N. Turek
                              Title:     President

*Print name and title of the signing officer under his signature.

                                                                EXHIBIT A-1
                            LASER ENGINEERING, INC.
                               FINANCIAL REPORT
                                 JUNE 30, 1998

                            LASER ENGINEERING, INC.

                               FINANCIAL REPORT

                                 JUNE 30, 1998


                  CONTENTS                                      PAGE
                  --------                                      ----

         Independent Accountants' Report                          1

         Balance Sheet                                            2

         Statement of Income and Retained Earnings                3

         Statememt of Cash Flows                               4  - 5

         Notes to Financial Statements                         6  - 9

         Independent Accountants' Supplemental Report            11

         Schedule of Job Revenues and Costs                      12

                  [Mendiguren & Associates, P.A. Letterhead]




                        INDEPENDENT ACCOUNTANTS'REPORT


August 10, 1998


Board of  Directors
Laser Engineering, Inc.
Pompano Beach, Florida


We have compiled the accompanying balance sheet of Laser Engineering, Inc. as of June 30, 1998, and the related statements of income and retained earnings and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


MENDIGUREN AND ASSOCIATES, P.A.
Certified Public Accountants

                            LASER ENGINEERING, INC.
                                 BALANCE SHEET
                                 JUNE 30, 1998

                                    ASSETS

CURRENT ASSETS
Cash                                                           $  400,575
Marketable securities (Note 6)                                      3,139
Contracts receivable  (Note 2)                                  3,114,660
Costs and estimated earnings in excess of
 billings on jobs in progress                                     593,864
Loans receivable - affiliates (Notes 5)                            46,162
Note receivable (Notes 7)                                         379,617
Prepaid expenses                                                   91,157
Loans and other assets                                                452
                                                               ----------
    Total current assets                                        4,629,626
                                                               ----------

PROPERTY & EQUIPMENT, at cost (Note 4)
 Construction equipment                                           282,512
 Transportation equipment                                          18,285
 Office equipment                                                  39,689
                                                               ----------
     Total                                                        340,486
     Less:  accumlated depreciation                             ( 257,210)
                                                               ----------
     Property and equipment - net                                  83,276
                                                               ----------
OTHER ASSETS
Loans receivable - stockholder (Note 5)                           204,750
                                                               ----------
   Total assets                                                $4,917,652
                                                               ==========
                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable (Note 5)                                      $2,708,885
Accrued expenses                                                    1,066
Billings in excess of costs and estimated
 earnings on jobs in progress                                     699,163
Income taxes payable (Note 3)                                     23l,464
Note payable - bank (Note 4)                                       91,105
Note payable - line of credit (Note 4)                            299,171
                                                               ----------
   Total current liabilities                                    4,030,854
                                                               ----------
STOCKHOLDER'S EQUITY
 Common stock, $1.00 par value; 500 shares
  authorized, issued and outstanding                                  500
 Additional paid-in capital                                        30,000
 Unrealized loss in marketable securities (Note 6)                ( 2,779)
 Retained earnings                                                859,077
                                                               ----------
    Total stockholder's equity                                    886,798
                                                               ----------
    Total liabilities and stockholder's equity                 $4,917,652
                                                               ==========

See Accountants' Report.
The accompanying notes are an integral part of this financial statement.

                            LASER ENGINEERING, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                    For the nine months ended June 30, 1998

Construction revenues                                       $13,839,946

Construction costs                                           13,245,926
                                                            -----------
   Gross margin                                                 594,020
                                                            -----------
General and adminstrative expenses

 Officer salaries                                                93,000
 Office salaries                                                 85,986
 Management and administrative fees                              57,238
 Professional fees                                               46,749
 Insurance                                                        9,994
 Telephone                                                       25,906
 Interest expense                                                17,774
 Auto and truck expenses                                         27,228
 Travel and entertainment                                         7,171
 Depreciation                                                     6,554
 Office expenses                                                 10,855
 Other expenses                                                  72,203
                                                            -----------
   Total general and administrative expenses                    460,658
                                                            -----------
   Operating income                                             133,362
                                                            -----------
Other income (loss)
 Loss on sale of  marketable securities                         (18,731)
 Miscellaneous income                                             8,682
                                                            -----------
   Total other income  (loss)                                   (10,049)
                                                            -----------
   Income before provision for income taxes                     123,313

   Income tax provision (Note 3)                                 49,529
                                                            -----------
   Net income                                                    73,784

 Retained earnings-October 1, 1997                              785,293
                                                            -----------
 Retained earnings-June 30, 1998                            $   859,077
                                                            ===========


See Accountants' Report
The accompanying notes are in integral part of this financial statement.

                            LASER ENGINEERING, INC.
                            STATEMENT OF CASH FLOWS
                       For the nine months ended June 30

OPERATING ACTIVITIES:


 Cash inflows:
  Construction revenues                                     $13,328,590
  Miscellaneous income                                            8,682
                                                            -----------
    Total cash inflows                                       13,337,272
                                                            -----------
 Cash outflows:
  Construction costs                                         12,588,330
  Compensation to officer                                        93,000
  Compensation to office personnel                               85,986
  General and administrative expenses                           259,558
  Income taxes                                                   58,177
  Interest expense                                               17,774
                                                            -----------
    Total cash outflows                                      13,102,825
                                                            -----------
     Net cash inflow from operating activities                  234,447
                                                            -----------
INVESTING ACTIVITIES:
 Cash inflows:
  Sale of marketable securities                                  81,883
                                                            -----------
 Cash inflows:
  Purchase of property and equipment                             26,984
                                                            -----------
     Net cash inflow from investing activities                   54,899
                                                            -----------
FINANCING ACTIVITIES:
 Cash outflows:
  Credit line advances                                        1,564,969
                                                            -----------
 Cash outflows:
  Payments on line of credit                                  1,406,662
  Loans to affiliates and others                                105,007
                                                            -----------
    Total cash outflows                                       1,511,669
                                                            -----------
     Net cash inflows from financing activities                  53,300
                                                            -----------
Net cash inflow from all activities                             342,646
Cash and cash equivalents at October 1, 1997                     57,929
                                                            -----------
Cash and cash equivalents at June 30, 1998                   $  400,575
                                                            ===========

See Accountants' Report
The Accompanying notes are an integral part of this financial statement.


                            LASER ENGINEERING,INC.
                       RECONCILIATION OF NET INCOME WITH
                    NET CASH FLOW FROM OPERATING ACTIVITIES
                    For the nine months ended June 30, 1998



Net income                                                  $  73,784

   Additions:
     Depreciation and amortization                             38,788
     Increase in billings in excess of
      costs and estimated earnings                            581,603
     Increase in accounts payable                             639,353
     Loss on sale of marketable securities                     18,731
                                                            ---------
        Total                                               1,352,259
                                                            ---------

   Subtractions:
     Increase in costs and estimated
      earnings in excess of billings                          156,227
     Increase in prepaid expenses                              13,991
     Increase in accounts receivable                          936,732
     Decrease in income taxes payable                           8,648
     Decrease in accrued expenses                               2,214
                                                            ---------
        Total                                               1,117,812
                                                            ---------
Net cash flow from operations                               $ 234,447
                                                            =========











See Accountants' Report.
The accompanying notes are an integral part of this financial statement.

                            LASER ENGINEERING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                   FOR THE NINE MONTHS ENDED JUNE 30, 1998

Note 1.  Summary of Significant Accounting Principles

         Organization:

         Laser Engineering, Inc. (the "Company") was incorporated on August 15, 1984 in the State of Florida. The Company provides industrial, commercial, and municipal underground utility construction services, generally under fixed-price contracts. As of June 30, 1998, the Company's contracts are primarily with private developers in Southeast Florida.

         Construction Revenues and Costs:

         The Company accounts for revenues and costs of long-term construction contracts by the percentage-of-completion method. Under this method of accounting, contract revenues are recognized based on the ratio that costs to date represent to total estimated costs on each individual contract. Construction costs include all direct material, subcontract and labor costs and those indirect costs related to contract performance such as indirect labor, supplies, tools, repairs and payroll and equipment overhead costs.

         In arriving at estimated costs for completion of jobs in progress, management has taken into consideration all known factors which would have a material effect upon the cost of completing those jobs. Those estimates do not provide for any significant cost variations which might arise due to conditions and circumstances after the balance sheet date.

         Depreciation:

         Depreciation is determined by the use of the straight-line method, based on the estimated useful lives of the various classes of depreciable assets as follows:

                    Construction equipment             5 to 8 years
                    Transportation equipment                5 years
                    Office equipment                   5 to 7 years

         Depreciation expense of $38,788 was recorded during the nine months ended June 30, 1998.

         Income Taxes:

         The Company uses the accrual method of accounting excluding retainages for tax reporting purposes and the percentage-of-completion method of accounting for financial statements. The use of these two different methods of accounting normally results in income being reported in different periods for tax and financial reporting purposes. The Company uses the asset-and-liability method in accounting for its deferred taxes as required by the Financial Accounting Standards Board's statement number 109. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                            LASER ENGINEERING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1998

Note 1. Summary of Significant Accounting Principles (continued)

        Cash and Cash Equivalents:

        For the purposes of the statement of cash flows, the Company considers cash and cash equivalents as currency and other investments which are highly liquid debt instruments purchased with an original maturity of three months or less.

        Concentrations of Credit Risk:

        Financial instruments that potentially subject the Company to credit risk include accounts receivable. The Company performs construction services under binding contracts with contractors and private developers in the State of Florida.

Note 2. Contracts Receivable

        Contracts receivable consist of the following at June 30, 1998:

                Completed contracts             $  192,623
                Uncompleted contracts            1,927,404
                Retainages                         994,633
                                                ----------
                                                $3,114,660
                                                ==========

        Included in the above receivables is $52,663 due from an affiliated company (Sonic Engineering, Inc.)

Note 3. Income Taxes

        The components of income tax expense are as follows at June 30, 1998:

                Federal                         $44,836
                State                             4,693
                                                -------
                      Total                     $49,529
                                                =======

        Income taxes differed from the U.S. Statutory rates for the following reasons:

                                                 Amount        Rate (%)
                                                --------       --------
        Federal income taxes
         at statutory rates                     $ 33,523        28.0%
        State income tax benefit                 ( 2,812)      ( 3.0)
        Non-deductible expenses and other         14,125        12.0
                                                --------       ------
                                                $ 44,836        37.0%
                                                ========       ======

                            LASER ENGINEERING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                   FOR THE NINE MONTHS ENDED JUNE 30, 1998

Note 4. Line of Credit

        The Company has a $300,000 secured line of credit agreement which matures on August 31, 1998. The line is secured by construction equipment, accounts receivable and certain other Company assets with a subrogation to the Company's Surety. The line is guaranteed by Gerard Group, Inc. (an affiliate company) and the Company's officers and shareholder. Interest is payable monthly at 1% over the prime rate as published by the Wall Street Journal. As of June 30, 1998, the Company had an outstanding balance of $299,171.

        The Company had another secured line of credit for $100,000 which matured on April 18, 1998. The line is secured by the same collateral as the above line of credit. Interest is payable monthly at 1.5% over the prime rate. On May 19, 1998 the line of credit was converted into a term loan. The loan is paid in monthly installments of $8,720 including interest and matures on May 19, 1999. As of June 30, 1998, the Company had an outstanding balance of $91,105.

Note 5. Related Party Transaction.

        The Company leases vehicles and equipment from an affiliated company (Gerard Group, Inc.) on a month-to-month basis. Total rental costs incurred for the nine months ended June 30, 1998 were $158,613. The Company also paid the affiliate $31,000 for administrative fees for the nine months ended June 30, 1998. The stock ownership of Gerard Group, Inc. is identical to that of the Company.

        The Company has subcontracted its road and paving work to an affiliated company (Sonic Engineering, Inc.). Total subcontract costs incurred for the nine months ended June 30, 1998 was $2,897,639. The shareholder of Laser Engineering, Inc. owns 50% of the affiliate.

        The Company has subcontracted its concrete curbing work to an affiliated company (Florida Curbing, Inc.). The subcontract costs incurred for the nine months ended June 30, 1998 was $331,179. The shareholder of Laser Engineering, Inc. owns 50% of the affiliate.

        As of June 30, 1998, the shareholder owes the Company $204,750. The loan is non-interest bearing and due on demand.

        The Company has the following loan receivables (payables) from affiliated companies, these loans are due on demand and are non-interest bearing:

                Gerard Group, Inc.              $(35,824)
                Salad Chef, Inc.                  77,307
                Sonic Engineering, Inc.            4,679
                                                --------
                  Total loans to affiliates     $ 46,162
                                                ========

        The Company has the following amounts included in accounts payable which are due to the affiliated companies:

                Florida Curbing, Inc.           $ 58,305
                Gerard Group, Inc.                47,436
                Sonic Engineering, Inc.          738,702
                                                --------
                                                $844,443
                                                ========

                            LASER ENGINEERING, INC.
                         NOTES TO FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED JUNE 30, 1998

Note 6. Marketable Securities

        For the nine months ended June 30, 1998, the Company adopted the provisions of statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, the Company's marketable securities have been classified as available-for-sale and are reported at their fair value. An unrealized loss of marketable securities of $2,779 is included as a separate component of stockholder's equity.

        The following pertains to marketable securities at June 30, 1998:

                Marketable securities:
                                               Fair Market     Unrealized
                                   Cost           Value           Loss
                                 -------       -----------     ----------

                Common Stock     $5,918         $3,139          $(2,779)
                                 ======         ======          =======

Note 7. Note Receivable

        The Company has a note receivable for $379,617, bearing a 9% interest rate, which matured June 30, 1998. As of August 10, 1998, the note receivable has not been collected and the collection is uncertain. No interest income has been recognized on the above note.

                           SUPPLEMENTAL INFORMATION

[MENDIGUREN & ASSOCIATES, P.A. LETTERHEAD]


                 INDEPENDENT ACCOUNTANT'S SUPPLEMENTAL REPORT

        August 10, 1998

        Board of Directors
        Laser Engineering, Inc.
        Pompano Beach, Florida

        The accompanying supplemental information contained in Schedule I for the nine months ended June 30, 1998, is presented only for analysis purposes. It has been compiled for use in relation to the compilation of the basic financial statements from information that is the representation of management without audit or review. We do not express an opinion or any other form of assurance on it.

        MENDIGUREN AND ASSOCIATES, P.A.
        Certified Public Accountants

                                                  LASER ENGINEERING, INC.
                                                 SCHEDULE OF JOB REVENUES
                                             For the nine months ended June 30,

                           Contract      Estimated
                            Amount       Cost Incl.      Estimated             Actual           Percentage
Job                      Incl. Change      Change          Gross                Cost               of
 No.  Job Title              Orders        Orders          Profit              To Date          Completion
----  ---------           ------------   -----------    ------------         ------------        ----------
1246  Silver Lakes BB     $   393,614    $380,022   $      13,592             $   358,302          94.28
1248  Silver Lakes EE         649,858     576,268          73,590                 553,824          96.11
1249  Silver Lakes GG         649,308     625,000          24,308                 619,167          99.07
1320  Silver Lakes FF         750,425     746,000           4,425                 745,807          99.97
1326  Crescent Creek          861,194     844,510          16,684                 800,099          94.74
1332  Commercial Center        93,783      76,583          17,200                  44,848          58.56
1335  K&S Moving               74,873      71,129           3,744                  52,170          73.35
1337  Lantana Force         1,077,147     978,355          98,792                 927,216          94.77
1341  Pines Prof Plaza        494,148     430,793          63,355                 406,912          94.46
1349  Sun-Sentinel            412,759     421,434          (8,675)                405,184          96.14
1401  Homestead Village       247,532     240,672           6,860                 202,324          84.07
1402  Winston Park Publix     828,428     846,118         (17,690)                748,873          85.51
1404  SilverLakes HH          609,365     495,365         114,000                 473,849          95.66
1405  Miramar Parkway       1,060,790     994,149          66,641                 604,370          60.79
1407  Cameron Park          1,192,903   1,099,853          93,050                 868,848          79.00
1408  Cameron Gardens         976,889     990,000         (13,111)                987,010          99.70
1409  Clarion Hotel           208,668     187,695          20,973                  82,126          43.75
1410  Silver Shores Lake      375,829     351,873          23,956                 214,338          60.91
1415  P4 Park                  70,385      60,000          10,385                   5,426           9.04
1417  Miramar Blvd.           728,444     684,974          43,470                 564,597          82.43
1418  Pembroke Pines Blvd     623,879     605,000          18,879                 597,322          98.73
1420  Silver Shores Blvd      636,910     526,910         110,000                 321,679          61.05
1421  Commerce Lakes          359,231     319,570          39,661                 162,174          50.75
1425  Hawk's Crossing         834,328     807,566          26,762                 575,689          71.29
1426  Walgreens Hillsboro     139,057     138,453             604                 135,244          97.68
1427  Encantada Rec Ctr.       37,693      35,750           1,943                  16,141          45.15
1428  Pelican Pointe II       236,654     217,721          18,993                 135,570          62.27
1430  Wallgreens Tamara       131,667     118,482          13,185                 116,459          98.29
1431  Kellstrom               182,987     169,262          13,725                     523           0.31
1432  Superior Shades         285,625     267,748          17,877                   7,748           2.89
1433  Silverlakes G           880,947     655,000         225,947                 475,290          72.53
1434  Port 95-G. Proulx       242,152     183,000          59,152                 170,971          93.43
1435  Grip Development         16,725      20,600          (3,875)                  9,451          45.88
1436  Colony Boynton        1,360,469   1,240,866         119,603                  51,155           4.12
1437  Encantada Pod C         365,401     328,861          36,540                  31,128           9.47
1438  Towngate 14             151,696     135,729          15,967                 109,885          80.96
1439  Silver Shores A         520,132     477,221          42,911                  52,049          10.91
1440  Silver Shores Pbrk      391,894     369,791          22,103                   6,196           1.68
1441  Silver Shores H         643,597     593,597          50,000                  82,227          13.85
1442  Silver Shores I         662,651     617,651          45,000                  34,162           5.53
1443  Towngate 19             495,758     444,943          50,815                  84,173           8.92

Completed Jobs              8,045,173   8,054,176       (   9,003)              8,054,176         100.00
                          -----------   ----------    -----------             -----------

        Total            $29,000,968  $27,428,690      $1,572,280             $20,894,700
                         ===========  ===========      ==========             ===========


                                                      Profit      Profit
                                                      (Loss)      (Loss)
                                                      Earned      Earned
                                            Profit      In          In
                                Earned      (Loss)    Previous    Current
Job                             Revenues    Earned    cFiscal      Fiscal
 No.   Job Title                To Date     To Date     Year        Year
-----  ----------             -----------  ---------  ---------  ----------

1246  Silver Lakes BB        $   371,117  $ 12,815   $ 12,815   $       -
1248  Silver Lakes EE            624,548    70,724     70,724           -
1249  Silver Lakes GG            643,248    24,081     24,081           -
1320  Silver Lakes FF            750,230     4,424     19,895     (15,471)
1327  Crescent Creek             815,906    15,807     10,864       4,943
1332  Commercial Center           54,921    10,073      1,015       9,058
1335  K&S Moving                  54,916     2,746      1,214       1,532
1337  Lantana Force            1,020,844    93,628      1,493      92,135
1341  Pines Prof Plaza           466,755    59,843      6,172      53,671
1349  Sun-Sentinel               396,843    (8,340)     1,117      (9,457)
1401  Homestead Village          208,091     5,767          -       5,767
1402  Winston Park Publix        733,217   (15,657)         -      15,657
1404  SilverLakes HH             582,897   109,048      1,498     107,550
1405  Miramar Parkway            644,882    40,513        804      39,709
1407  Cameron Park               942,355    73,506          -      73,506
1408  Cameron Gardens            973,938   (13,071)         -     (13,071)
1409  Clarion Hotel               91,303     9,177         43       9,134
1410  Silver Shores Lake         228,930    14,592      1,418      13,174
1415  P4 Park                      6,365       939          -         939
1417  Miramar Blvd.              600,427    35,831          -      35,831
1419  Pembroke Pines Blvd        615,961    18,639          -      18,639
1421  Silver Shores Blvd         388,834    67,155          -      67,155
1421  Commerce Lakes             182,301    20,127          -      20,127
1425  Hawk's Crossing            594,767    19,078          -      19,078
1426  Walgreens Hillsboro        135,834       590          -         590
1427  Encantada Rec Ctr.          17,018       877          -         877
1428  Pelican Pointe II          147,359    11,789          -      11,789
1430  Wallgreens Tamara          129,419    12,960          -      12,960
1431  Kellstrom                      566        42          -          42
1432  Superior Shades              8,265       517          -         517
1433  Silverlakes G              639,245   163,955          -     163,955
1434  Port 95-G. Proulx          226,235    55,264          -      55,264
1435  Grip Development             7,673    (1,778)         -      (1,778)
1436  Colony Boynton              56,085     4,931          -       4,931
1437  Encantada Pod C             34,587     3,459          -       3,459
1438  Towngate 14                122,811    12,927          -      12,927
1439  Silver Shores A             56,729     4,680          -       4,680
1440  Silver Shores                6,566       370          -         370
1441  Silver Shores H             89,153     6,926          -       6,926
1442  Silver Shores I             36,651     2,489          -       2,489
1443  Towngate 19                 93,786     9,613          -       9,613

  Completed Jobs               8,045,174    (9,002)   204,880    (213,880)
                             -----------  --------   --------   ---------
        Total                $21,846,753  $952,053   $358,033   $ 594,020
                             ===========  ========   ========   =========

                                            Costs
                                             And        Billing
                                          Estimated    In Excess
                                           Earnings     of Costs
                                          In Excess       and
Job                            Billings      of        Estimated
 No.  Job Title                To Date     Billings     Earnings
----  ---------              -----------  -----------  ----------

1246  Silver Lakes BB        $   393,614     $      -    $ 22,497
1248  Silver Lakes EE            626,965            -       2,417
1249  Silver Lakes GG            624,271       18,977           -
1320  Silver Lakes FF            722,787       27,443           -
1328  Crescent Creek             838,798            -      22,892
1332  Commercial Center           57,982            -       3,061
1335  K&S Moving                  74,873            -      19,957
1337  Lantana Force              854,272      166,572           -
1341  Pines Prof Plaza           434,463       32,291           -
1349  Sun-Sentinel               412,759            -      15,916
1401  Homestead Village          211,729            -       3,637
1402  Winston Park Publix        757,742            -      24,525
1404  SilverLakes HH             587,974            -       5,077
1405  Miramar Parkway            682,890            -      38,008
1407  Cameron Park             1,163,224            -     220,869
1408  Cameron Gardens            863,861      110,077           -
1409  Clarion Hotel              106,244            -      14,941
1410  Silver Shores Lake         255,410            -      26,480
1415  P4 Park                     24,239            -      17,874
1417  Miramar Blvd.              569,286       31,141           -
1420  Pembroke Pines Blvd        549,280       66,681           -
1422  Silver Shores Blvd         429,296            -      40,462
1421  Commerce Lakes             175,432        6,869           -
1425  Hawk's Crossing            509,839       84,928           -
1426  Walgreens Hillsboro        139,057            -       3,224
1427  Encantada Rec Ctr.               -       17,018           -
1428  Pelican Pointe II          168,442            -      21,083
1430  Wallgreens Tamara          117,185       12,234           -
1431  Kellstrom                        -          566           -
1432  Superior Shades             39,573            -      31,308
1433  Silverlakes G              642,355            -       3,110
1434  Port 95-G. Proulx          224,162        2,073           -
1435  Grip Development                 -        7,673           -
1436  Colony Boynton              56,581            -         496
1437  Encantada Pod C             72,527            -      37,940
1438  Towngate 14                144,902            -      22,091
1439  Silver Shores A             76,163            -      19,434
1440  Silver Shores                7,674            -       1,108
1441  Silver Shores H            130,246            -      41,093
1442  Silver Shores I             65,790            -      29,139
1443  Towngate 19                104,310            -      10,524

  Completed Jobs               8,035,853        9,321           -
                             -----------     --------    --------
      Total                  $21,952,049     $593,864    $699,163
                             ===========     ========    ========

See Accountants' Compilation Report.


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